EXHIBIT 32.1

                                  CERTIFICATION



  Certification by the Principal Executive Officer and Chief Financial Officer

           Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to

                  Section 906 of the Sarbanes-Oxley Act Of 2002





         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Iroquois Gas Transmission System, L.P., a limited partnership organized under the laws of the State of Delaware (the "Partnership"), does hereby certify that, to the best of such officer's knowledge:


     1. The accompanying Annual Report of the Partnership on Form 10-K for the year ended December 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.




                                                      /s/    Jay Holm
                                                    ----------------------------
                                                    President

                                                    March 31, 2005




                                                      /s/    Paul Bailey
                                                    ----------------------------
                                                    Chief Financial Officer

                                                    March 31, 2005





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